                 AmeriCredit Automobile Receivables Trust 2000-A
                      Class A-1 6.0400% Asset Backed Notes
                      Class A-2 6.5400% Asset Backed Notes
                      Class A-3 7.1500% Asset Backed Notes
                      Class A-4 7.2900% Asset Backed Notes
                       Preliminary Servicer's Certificate


This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 2000-A, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and Bank One, N.A., as the Backup Servicer and Trust Collateral Agent, dated as of February 6, 2000. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.


The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.

----------------------------------------------           --------------------------------------------------------------------------
MONTHLY PERIOD BEGINNING:          01/01/2001                                                                          ORIGINAL
MONTHLY PERIOD ENDING:             01/31/2001            PURCHASES               UNITS   CUT-OFF DATE  CLOSING DATE  POOL BALANCE
PREV. DISTRIBUTION/CLOSE DATE:     01/05/2001            --------------------------------------------------------------------------
DISTRIBUTION DATE:                 02/05/2001            INITIAL PURCHASE       47,318    02/06/2000    02/11/2000    $649,999,997
DAYS OF INTEREST FOR PERIOD:               31            SUB. PURCHASE #1       12,505    03/22/2000    03/30/2000    $174,999,998
DAYS IN COLLECTION PERIOD:                 31            SUB. PURCHASE #2       33,861    04/18/2000    04/27/2000    $474,998,974
MONTHS SEASONED:                           12
----------------------------------------------                               ------------------------------------------------------
                                                         TOTAL                  93,684                              $1,299,998,969
                                                         --------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
I.             MONTHLY PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:
-----------------------------------------------------------------------------------------------------------------------------------

     {1}       Beginning of period Aggregate Principal Balance                                              {1}     $1,035,664,163
                                                                                                                -------------------

     {2}       Purchase of Subsequent Receivables                                                           {2}                 $0
                                                                                                                -------------------

               Monthly Principal Amounts

                   {3}     Collections on Receivables outstanding at end of period      {3}          31,102,497
                                                                                            --------------------
                   {4}     Collections on Receivables paid off during period            {4}          11,196,724
                                                                                            --------------------
                   {5}     Receivables becoming Liquidated Receivables during period    {5}           8,150,337
                                                                                            --------------------
                   {6}     Receivables becoming Purchased Receivables during period     {6}                   0
                                                                                            --------------------
                   {7}     Cram Down Losses occurring during period                     {7}                   0
                                                                                            --------------------
                   {8}     Other Receivables adjustments                                {8}             426,488
                                                                                            --------------------
                   {9}     Less amounts allocable to Interest                           {9}         (15,513,299)
                                                                                            --------------------

                  {10}     Total Monthly Principal Amounts                                                 {10}         35,362,747
                                                                                                                -------------------

     {11}      End of period Aggregate Principal Balance                                                   {11}      1,000,301,416
                                                                                                                ===================

     {12}      Pool Factor   ( {11}/Original Pool Balance)                                                 {12}        76.9463238%
                                                                                                                ===================

-----------------------------------------------------------------------------------------------------------------------------------
II.            MONTHLY PERIOD NOTE BALANCE CALCULATION:        CLASS A-1     CLASS A-2     CLASS A-3   CLASS A-4       TOTAL
                                                               ---------     ---------     ---------   ---------       -----
-------------------------------------------------------------
     {13}      Original Note Balance                    {13}  $182,000,000 $313,000,000 $572,000,000  $233,000,000 $1,300,000,000
-----------------------------------------------------------------------------------------------------------------------------------

     {14}      Beginning of period Note Balance         {14}            $0 $173,026,495 $572,000,000  $233,000,000   $978,026,495
                                                             ----------------------------------------------------------------------

     {15}      Noteholders' Principal Distributable
                 Amount                                 {15}             0   35,362,747            0             0     35,362,747
     {16}      Noteholders' Accelerated Principal
                 Amount                                 {16}             0            0            0             0              0
     {17}      Accelerated Payment Amount Shortfall     {17}             0    2,087,686            0             0      2,087,686
     {18}      Deficiency Claim Amount                  {18}             0            0            0             0              0
                                                             ----------------------------------------------------------------------

     {19}      End of period Note Balance               {19}            $0 $135,576,062 $572,000,000  $233,000,000   $940,576,062
                                                             ======================================================================

     {20}      Note Pool Factors  ({19}/{13})           {20}    0.0000000%  43.3150358% 100.0000000%  100.0000000%    72.3520048%
                                                             ======================================================================

                                       1

-----------------------------------------------------------------------------------------------------------------------------------
III.           RECONCILIATION OF PRE-FUNDING ACCOUNT:
-----------------------------------------------------------------------------------------------------------------------------------
     {21}      Beginning of period Pre-Funding Account balance                       {21}                                       $0
                                                                                                               --------------------
     {22}      Purchase of Subsequent Receivables                                    {22}                    0
                                                                                          ---------------------
     {23}      Investment Earnings                                                   {23}                    0
                                                                                          ---------------------
     {24}      Investment Earnings Transfer to Collections Account                   {24}                    0
                                                                                          ---------------------
     {25}      Payment of Mandatory Prepayment Amount                                {25}                    0
                                                                                          ---------------------
     {26}      Total Month Activity                                                  {26}                                        0
                                                                                                               --------------------
     {27}      End of period Pre-Funding Account balance                             {27}                                       $0
                                                                                                               ====================

-----------------------------------------------------------------------------------------------------------------------------------
IV.            CALCULATION OF PRINCIPAL DISTRIBUTABLE AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------
     {28}      Total Monthly Principal Amounts                                       {28}                              $35,362,747
                                                                                                               --------------------
     {29}      Required Pro-forma Note Balance                                       {29}         $900,271,274
                                                                                          ---------------------
     {30}      Pro-forma Note Balance                                                {30}         $942,663,748
                                                                                          ---------------------
     {31}      Step-down Amount  (Max of 0 or ({29} - {30}))                         {31}                                       $0
                                                                                                               --------------------
     {32}      Principal Distributable Amount  ({28} - {31})                         {32}                              $35,362,747
                                                                                                               ====================

-----------------------------------------------------------------------------------------------------------------------------------
V.             RECONCILIATION OF CAPITALIZED INTEREST ACCOUNT:
-----------------------------------------------------------------------------------------------------------------------------------
     {33}      Beginning of period Capitalized Interest  Account balance             {33}                                       $0
                                                                                                               --------------------
     {34}      Monthly Capitalized Interest Amount                                   {34}                    0
                                                                                          ---------------------
     {35}      Investment Earnings                                                   {35}                    0
                                                                                          ---------------------
     {36}      Investment Earnings Transfer to Collections Account                   {36}                    0
                                                                                          ---------------------
     {37}      Payment of Overfunded Capitalized Interest Amount                     {37}                    0
                                                                                          ---------------------
     {38}      Payment of Remaining Capitalized Interest Account                     {38}                    0
                                                                                          ---------------------
     {39}      Total Monthly Activity                                                {39}                                        0
                                                                                                               --------------------
     {40}      End of period Capitalized Interest Account balance                    {40}                                       $0
                                                                                                               ====================

-----------------------------------------------------------------------------------------------------------------------------------
VI.            RECONCILIATION OF COLLECTION ACCOUNT:
-----------------------------------------------------------------------------------------------------------------------------------
               AVAILABLE FUNDS:
                  {41}     Collections on Receivables during period
                             (net of Liquidation Proceeds)                           {41}          $42,299,221
                                                                                          ---------------------
                  {42}     Liquidation Proceeds collected during period              {42}            2,697,575
                                                                                          ---------------------
                  {43}     Purchase Amounts deposited in Collection                  {43}
                                                                                          ---------------------
                  {44}     Investment Earnings - Collection Account                  {44}              141,785
                                                                                          ---------------------
                  {45}     Investment Earnings - Transfer From Prefunding Account    {45}                    0
                                                                                          ---------------------
                  {46}     Investment Earnings - Transfer From Capitalized Interest
                             Account                                                 {46}                    0
                                                                                          ---------------------
                  {47}     Collection of Supplemental Servicing - Extension Fees     {47}              224,098
                                                                                          ---------------------
                  {48}     Collection of Supplemental Servicing - Repo and
                             Recovery Fees Advanced                                  {48}              198,915
                                                                                          ---------------------
                  {49}     Collection of Supplemental Servicing - Late Fees          {49}              202,389
                                                                                          ---------------------
                  {50}     Monthly Capitalized Interest Amount                       {50}                    0
                                                                                          ---------------------
                  {51}     Mandatory Note Prepayment Amount                          {51}                    0
                                                                                          ---------------------
                  {52}     Total Available Funds                                     {52}                               45,763,983
                                                                                                               --------------------

               DISTRIBUTIONS:
                  {53}     Base Servicing Fee -  to Servicer                         {53}            1,941,870
                                                                                          ---------------------
                  {54}     Repo and Recovery Fees - reimbursed to Servicer           {54}              198,915
                                                                                          ---------------------
                  {55}     Bank Service Charges - reimbursed to Servicer             {55}               15,190
                                                                                          ---------------------
                  {56}     Late Fees - to Servicer                                   {56}              202,389
                                                                                          ---------------------
                  {57}     Overpayments - reimbursed to Servicer                     {57}               61,903
                                                                                          ---------------------
                  {58}     Agent fees - to Trustee                                   {58}                  438
                                                                                          ---------------------

                           NOTEHOLDERS' INTEREST DISTRIBUTABLE AMOUNT
                           -----------------------------------------------------
                                         BEGINNING    INTEREST   INTEREST
                              CLASS     NOTE BALANCE  CARRYOVER    RATE    DAYS
                           -----------------------------------------------------
                  {59}     Class A-1              $0          0  6.04000%   31

                  {60}     Class A-2     173,026,495          0  6.54000%   30

                  {61}     Class A-3     572,000,000          0  7.15000%   30

                  {62}     Class A-4     233,000,000          0  7.29000%   30
                           -----------------------------------------------------

                           ----------------------------------
                                                   CALCULATED
                             DAYS BASIS            INTEREREST
                           ----------------------------------
                  {59}     Actual days/360                 $0                        {59}                    0
                                                                                         ----------------------
                  {60}         30/360                 942,994                        {60}              942,994
                                                                                         ----------------------
                  {61}         30/360               3,408,167                        {61}            3,408,167
                                                                                         ----------------------
                  {62}         30/360               1,415,475                        {62}            1,415,475
                           ----------------------------------                            ----------------------

                           NOTEHOLDERS' PRINCIPAL DISTRIBUTABLE AMOUNT
                           ----------------------------------------------------
                                          PRINCIPAL    PRINCIPAL    EXCESS
                              CLASS     DISTRIBUTABLE  CARRYOVER PRINCIPAL DUE
                           ----------------------------------------------------
                  {63}     Class A-1               $0          0      0


                  {64}     Class A-2       35,362,747          0      0


                  {65}     Class A-3                0          0      0


                  {66}     Class A-4                0          0      0
                           ----------------------------------------------------

                           ---------------------------------------
                              MANDATORY                 TOTAL
                           NOTE PREPAYMENT            PRINCIPAL
                           ---------------------------------------
                  {63}                   0                     $0                    {63}                    0
                                                                                          ---------------------
                  {64}                   0             35,362,747                    {64}           35,362,747
                                                                                          ---------------------
                  {65}                   0                      0                    {65}                    0
                                                                                          ---------------------
                  {66}                   0                      0                    {66}                    0
                           ---------------------------------------                        ---------------------

                  {67}     Security Insurer Premiums - to FSA                        {67}              313,380
                                                                                          ---------------------
                  {68}     Total distributions                                       {68}                               43,863,468
                                                                                                               --------------------

     {69}      Excess Available Funds  (or Deficiency Claim Amount )                 {69}                                1,900,515
                                                                                                               --------------------

     {70}      Noteholders' Accelerated Principal Amount                             {70}                                        0
                                                                                                               --------------------

     {71}      Deposit to Spread Account                                             {71}                                1,900,515
                                                                                                               ====================

                                       2

-----------------------------------------------------------------------------------------------------------------------------------
VII.           CALCULATION OF ACCELERATED PRINCIPAL AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------
     {72}      Excess Available Funds  ({69})                                        {72}           $1,900,515
                                                                                          ---------------------
     {73}      Pro Forma Note Balance    ({14} - {10})                               {73}          942,663,748
                                                                                          ---------------------
     {74}      Required Pro Forma Note Balance   (90% x ({11} + {27}))               {74}          900,271,274
                                                                                          ---------------------
     {75}      Excess of Pro Forma Balance over Required Balance   ({73} - {74})     {75}           42,392,474
                                                                                          ---------------------
     {76}      End of Period  Class A-1 Note Balance (before accel. payments)        {76}                    0
                                                                                          ---------------------
     {77}      Lesser of {75} or {76}                                                {77}                    0
                                                                                          ---------------------
     {78}      Accelerated Principal Amount  (lesser of  {72} or {77})               {78}                                       $0
                                                                                                               --------------------

-----------------------------------------------------------------------------------------------------------------------------------
VIII.          CALCULATION OF ACCELERATED PAYMENT AMOUNT SHORTFALL
-----------------------------------------------------------------------------------------------------------------------------------
     {79}      Pro Forma Note Balance    ({14} - {10})                               {79}         $942,663,748
                                                                                          ---------------------
     {80}      Required Pro Forma Note Balance   (90% x ({11} + {27}))               {80}          900,271,274
                                                                                          ---------------------
     {81}      Excess of Pro Forma Balance over Required Balance   ({79} - {80})     {81}           42,392,474
                                                                                          ---------------------
     {82}      End of Period  Class A-1 Note Balance                                 {82}                    0
                                                                                          ---------------------
     {83}      Greater of {81} or {82}                                               {83}           42,392,474
                                                                                          ---------------------
     {84}      Excess Available Funds  ({69})                                        {84}            1,900,515
                                                                                          ---------------------
     {85}      Investment Earnings on Collection Account  ({44})                     {85}              141,785
                                                                                          ---------------------
     {86}      Accelerated Payment Amount Shortfall ({83} - {84} + {85})             {86}                              $40,633,744
                                                                                                               --------------------

-----------------------------------------------------------------------------------------------------------------------------------
IX.            RECONCILIATION OF SPREAD ACCOUNT:
-----------------------------------------------------------------------------------------------------------------------------------
                                                   INITIAL     SUB #1      SUB# 2                                         TOTAL
                                                 ----------------------------------------------------------------------------------
     {87}      Initial or Subsequent
                 Spread Account Deposits         $19,500,000  5,250,000 14,249,969                                     $38,999,969
-----------------------------------------------------------------------------------------------------------------------------------

     {88}      BEGINNING OF PERIOD SPREAD ACCOUNT BALANCE                            {88}                              $38,999,969
                                                                                                               --------------------

               ADDITIONS TO SPREAD ACCOUNT
                  {89}     Deposits from Collections Account    ({71})               {89}            1,900,515
                                                                                          ---------------------
                  {90}     Investment Earnings                                       {90}              187,171
                                                                                          ---------------------
                  {91}     Deposits Related to Subsequent Receivables Purchases      {91}                    0
                                                                                          ---------------------
                  {92}     Total Additions                                           {92}                                2,087,686
                                                                                                               --------------------

     {93}      SPREAD ACCOUNT BALANCE AVAILABLE FOR  WITHDRAWALS                     {93}                               41,087,655
                                                                                                               --------------------

               REQUISITE AMOUNT OF SPREAD ACCOUNT
                    DURING FUNDING PERIOD (THE AMOUNT BELOW WILL BE ZERO AFTER THE FUNDING PERIOD.)
                  {94}     Total Initial & Subsequent Spread Account Deposits ({87}) {94}                     0
                                                                                          ----------------------
                    AFTER FUNDING PERIOD (ALL AMOUNTS BELOW WILL BE ZERO IF NOT APPLICABLE OR DURING FUNDING PERIOD.)
                           Floor Amount (Calculation Below)    =     19,499,985
                  {95}          (Max of  (1.)$100,000 or (2.) Lesser of Note
                                  Balance and 1.5% Original Pool Balance)            {95}                     0
                                                                                          ----------------------
                  {96}     Recourse Reduction Amount  (if any)                       {96}                     0
                                                                                          ----------------------
                  {97}     If OC percentage is equal to or greater than 13%,
                                then ((13% - OC Level) *Aggr. End Bal.)
                                                            =      0                 {97}                     0
                                                                                          ----------------------
                  {98}     If OC percentage is less than 13%, then 3% of Original
                                Pool Balance                                         {98}            38,999,969
                                                                                          ----------------------
                  {99}     If Trigger Event exists then 15% of the Aggregate
                                Principal Balance                                    {99}                     0
                                                                                          ----------------------
                  {100}    If an Insurance Agreement Event of Default exists
                                then an unlimited amount (as specified by FSA)      {100}                     0
                                                                                          ----------------------
                  {101}    Requisite Amount of Spread Account                       {101}                                38,999,969
                                                                                                                --------------------

               WITHDRAWALS FROM SPREAD ACCOUNT
                  {102}    Priority First - Deficiency Claim Amount                 {102}                     0
                                                                                          ----------------------
                           Priority Second - Accelerated Payment Amount
                             Shortfall    =     40,633,744
                  {103}    Accelerated Payment Amount Shortfall in Excess
                             of Requisite Amount                                    {103}             2,087,686
                                                                                          ----------------------
                  {104}    Priority Third through Fourth                            {104}
                                                                                          ----------------------
                  {105}    Priority Fifth through Sixth                             {105}
                                                                                          ----------------------
                  {106}    Priority Seventh - to Servicer                           {106}                     0
                                                                                          ----------------------
                  {107}    Total withdrawals                                        {107}                                 2,087,686
                                                                                                                --------------------

    {108}      END OF PERIOD SPREAD ACCOUNT BALANCE                                 {108}                               $38,999,969
                                                                                                                --------------------

------------------------------------------------------------------------------------------------------------------------------------
X.             CALCULATION OF OC LEVEL AND OC PERCENTAGE
------------------------------------------------------------------------------------------------------------------------------------
                  {109}    Aggregate Principal Balance                               {109}        1,000,301,416
                                                                                          ----------------------
                  {110}    End of period Note Balance                                {110}          940,576,062
                                                                                          ----------------------
                  {111}    Line {109} less line {110} (During Funding
                             Period amount equal to zero)                            {111}           59,725,354
                                                                                          ----------------------
                  {112}    OC level     {111} / {109}                                {112}                5.97%
                                                                                          ----------------------
                  {113}    Ending Spread Balance as a percentage of Aggregate
                             Principal Balance ({108}/{109})                         {113}                3.90%
                                                                                          ----------------------
                  {114}    OC Percentage ({112} + {113})                             {114}                                    9.87%
                                                                                                                --------------------


By:     /s/Preston A. Miller
        --------------------
Name:   Preston A. Miller
        -----------------
Title:  Executive Vice President and Treasurer
        --------------------------------------
Date:   February 1, 2001
        ----------------

                 AmeriCredit Automobile Receivables Trust 2000-A
                      Class A-1 6.0400% Asset Backed Notes
                      Class A-2 6.5400% Asset Backed Notes
                      Class A-3 7.1500% Asset Backed Notes
                      Class A-4 7.2900% Asset Backed Notes
                             Servicer's Certificate

This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 2000-A, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and Bank One, N.A., as the Backup Servicer and Trust Collateral Agent, dated as of February 6, 2000. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.


The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.

---------------------------------------------
MONTHLY PERIOD BEGINNING:         01/01/2001
MONTHLY PERIOD ENDING:            01/31/2001
PREV. DISTRIBUTION/CLOSE DATE:    01/05/2001
DISTRIBUTION DATE:                02/05/2001
DAYS OF INTEREST FOR PERIOD:              31
DAYS IN COLLECTION PERIOD:                31
MONTHS SEASONED:                          12
---------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
I.              MONTHLY PERIOD NOTE BALANCE CALCULATION:      CLASS A-1     CLASS A-2     CLASS A-3     CLASS A-4         TOTAL
                                                              ---------     ---------     ---------     ---------         -----
      {1}       Original Note Balance                   {1}  $182,000,000  $313,000,000  $572,000,000  $233,000,000  $1,300,000,000
------------------------------------------------------------------------------------------------------------------------------------

      {2}       Preliminary End of period Note Balance  {2}            $0  $135,576,062  $572,000,000  $233,000,000    $940,576,062
                                                            ------------------------------------------------------------------------

      {3}       Deficiency Claim Amount                 {3}             0             0             0             0               0

      {4}       End of period Note Balance              {4}            $0  $135,576,062  $572,000,000  $233,000,000    $940,576,062
                                                            ========================================================================

      {5}       Note Pool Factors  {4} / {1}            {5}    0.0000000%   43.3150358%  100.0000000%  100.0000000%     72.3520048%
                                                            ========================================================================

------------------------------------------------------------------------------------------------------------------------------------
II.             RECONCILIATION OF SPREAD ACCOUNT:
------------------------------------------------------------------------------------------------------------------------------------

      {6}       Preliminary End of period Spread Account balance                                       {6}              $38,999,969
                                                                                                           -------------------------

      {7}       Priority First - Deficiency Claim Amount from preliminary certificate                  {7}                        0
                                                                                                           -------------------------

      {8}       End of period Spread Account balance                                                   {8}              $38,999,969
                                                                                                           -------------------------

------------------------------------------------------------------------------------------------------------------------------------
III.            MONTHLY PERIOD AND CUMULATIVE NUMBER OF RECEIVABLES CALCULATION:
------------------------------------------------------------------------------------------------------------------------------------

                                                                                           -----------------------------------------
                                                                                                CUMULATIVE              MONTHLY
                                                                                           -----------------------------------------
      {9}       Original Number of Receivables                                         {9}            47,318
                                                                                           -----------------------------------------
     {10}       Beginning of period number of Receivables                             {10}                 0                81,517
     {11}       Number of Subsequent Receivables Purchased                            {11}            46,366                     0
     {12}       Number of Receivables becoming Liquidated Receivables during period   {12}             4,365                   634
     {13}       Number of Receivables becoming Purchased Receivables during period    {13}                 0                     0
     {14}       Number of Receivables paid off during period                          {14}             9,466                 1,030
                                                                                           -----------------------------------------
     {15}       End of period number of Receivables                                   {15}            79,853                79,853
                                                                                           -----------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
IV.             STATISTICAL DATA:  (CURRENT AND HISTORICAL)
------------------------------------------------------------------------------------------------------------------------------------

                                                                         -----------------------------------------------------------
                                                                              ORIGINAL            PREV. MONTH            CURRENT
                                                                         -----------------------------------------------------------
     {16}       Weighted Average APR of the Receivables             {16}           18.97%               18.97%               18.96%
     {17}       Weighted Average Remaining Term of the Receivables  {17}            58.00                48.90                47.95
     {18}       Weighted Average Original Term of Receivables       {18}            60.00                60.00                60.00
     {19}       Average Receivable Balance                          {19}          $13,876              $12,705              $12,527
     {20}       Aggregate Realized Losses                           {20}               $0          $28,019,431          $33,472,193
                                                                         -----------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
V.              DELINQUENCY:
------------------------------------------------------------------------------------------------------------------------------------

                                                                         -----------------------------------------------------------
                Receivables with Scheduled Payment delinquent                 UNITS                DOLLARS              PERCENTAGE
                                                                         -----------------------------------------------------------
                   {21}     31-60 days                              {21}        6,869            $90,256,174                  8.71%
                   {22}     61-90 days                              {22}        1,715             22,115,268                  2.14%
                   {23}     over 90 days                            {23}          649              8,434,413                  0.81%
                                                                         -----------------------------------------------------------
                   {24}     Receivables with Scheduled Payment
                              delinquent more than 30 days at
                              end of period                         {24}        9,233           $120,805,855                 11.66%
                                                                         -----------------------------------------------------------

                                       4

------------------------------------------------------------------------------------------------------------------------------------
VI.             PERFORMANCE TESTS:
------------------------------------------------------------------------------------------------------------------------------------

                --------------------------------------------------------------------------------------------------------------------
                DELINQUENCY RATIO
                   {25}     Receivables with Scheduled Payment delinquent
                              more than 60 days at end of period ({22} + {23})  {25}               $30,549,681
                                                                                     --------------------------
                   {26}     Purchased Receivables with Scheduled Payment
                              delinquent more than 60 days at end of period     {26}
                                                                                     --------------------------
                   {27}     Beginning of period Principal Balance               {27}             1,035,664,163
                                                                                     --------------------------
                   {28}     Delinquency Ratio {25} + {26} divided by {27}       {28}                                          2.95%
                                                                                                               ---------------------
                   {29}     Previous Monthly Period Delinquency Ratio           {29}                                          2.67%
                                                                                                               ---------------------
                   {30}     Second previous Monthly Period Delinquency Ratio    {30}                                          2.68%
                                                                                                               ---------------------

                   {31}     Average Delinquency Ratio ({28} + {29} + {30}) / 3  {31}                                          2.77%
                                                                                                               ---------------------

                   {32}     Compliance (Delinquency Test Failure is a Delinquency
                              Ratio equal to or greater than 4.00%.)            {32}                                      yes
                                                                                                               ---------------------

                --------------------------------------------------------------------------------------------------------------------

                --------------------------------------------------------------------------------------------------------------------
                CUMULATIVE DEFAULT RATE
                   {33}     Defaulted Receivables in Current Period             {33}                $8,776,928
                                                                                     --------------------------
                   {34}     Cumulative Defaulted Receivables from
                              last month                                        {34}               $68,338,302
                                                                                     --------------------------
                   {35}     Cumulative Defaulted Receivables {33} + {34}        {35}               $77,115,230
                                                                                     --------------------------
                   {36}     Original Pool Balance                               {36}            $1,299,998,969
                                                                                     --------------------------
                   {37}     Cumulative Default Rate {35} divided by {36}        {37}                                          5.93%
                                                                                                               ---------------------

                   {38}     Compliance (Default Test Failure is a Cumulative
                              Default Rate equal to or greater than 14.88%.)    {38}                                      yes
                                                                                                               ---------------------

                --------------------------------------------------------------------------------------------------------------------

                --------------------------------------------------------------------------------------------------------------------
                CUMULATIVE NET LOSS RATE
                   {39}     Receivables becoming Liquidated Receivables
                              during period                                     {39}                $8,150,337
                                                                                     --------------------------
                   {40}     Purchased Receivables with Scheduled Payment
                              delinquent more than 30 days at end of period     {40}
                                                                                     --------------------------
                   {41}     Cram Down Losses occurring during period            {41}
                                                                                     --------------------------
                   {42}     Liquidation Proceeds collected during period        {42}               ($2,697,575)
                                                                                     --------------------------
                   {43}     Net Losses during period {39} + {40} + {41} + {42}  {43}                $5,452,762
                                                                                     --------------------------
                   {44}     Net Losses since Initial Cut-off Date (Beginning
                              of Period)                                        {44}               $28,019,431
                                                                                     --------------------------
                   {45}     CUMULATIVE NET LOSS RATE BEFORE 50% OF 90 DAY
                              DELINQUENCIES ({43} + {44}) / {47}                {45}                                          2.57%
                                                                                                               ---------------------
                   {46}     50% of Receivables with Scheduled Payment
                              delinquent more than 90 days at end of period     {46}               $10,241,690
                                                                                     --------------------------
                   {47}     Original Aggregate Principal Balance plus
                              Pre-Funded Amount as of the Closing Date          {47}            $1,300,000,000
                                                                                     --------------------------
                   {48}     Cumulative Net Loss Rate ({43} + {44} +
                              {46}) / {47}                                      {48}                                          3.36%
                                                                                                               ---------------------

                   {49}     Compliance (Net Loss Test Failure is a Net Loss
                              Rate equal to or greater than 8.50%.)             {49}                                  yes
                                                                                                               ---------------------

                --------------------------------------------------------------------------------------------------------------------

                --------------------------------------------------------------------------------------------------------------------
                EXTENSION RATE
                   {50}     Principal Balance of Receivables extended during
                              current period                                    {50}               $29,292,988
                                                                                     --------------------------
                   {51}     Beginning of Period Aggregate Principal Balance     {51}            $1,035,664,163
                                                                                     --------------------------
                   {52}     Extension Rate {50} divided by {51}                 {52}                                          2.83%
                                                                                                               ---------------------
                   {53}     Previous Monthly Extension Rate                     {53}                                          3.55%
                                                                                                               ---------------------
                   {54}     Second previous Monthly Extension Rate              {54}                                          3.47%
                                                                                                               ---------------------

                   {55}     Average Extension Rate ({52} +{53} +{54}) / 3       {55}                                          3.28%
                                                                                                               ---------------------

                   {56}     Compliance (Extension Test Failure is an
                              Extension Rate equal to or greater than 4%.)      {56}                                   yes
                                                                                                               ---------------------

                --------------------------------------------------------------------------------------------------------------------


By:       /s/Preston A. Miller
          --------------------
Name:     Preston A. Miller
          -----------------
Title:    Executive Vice President and Treasurer
          --------------------------------------
Date:     February 1, 2001
          ----------------

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